CREDIT FACILITY	3 Months Ended
Mar. 31, 2024
Credit Facility
CREDIT FACILITY

5.	CREDIT FACILITY

During the year ended December 31, 2017, the Company entered into a revolving credit facility agreement with Royal Bank of Canada and Export Development Canada for a maximum amount of C$20 million based on the value of certain Company assets. The terms of the agreement were amended on October 23, 2020, renewing the asset-based lending (ABL) facility for a three-year term. The credit facility bears interest at a rate of 0.75% - 1% plus Canadian prime rate for loans denominated in Canadian dollars and 0.75% - 1% plus US prime rate for loans denominated in US dollars. The facility is secured by way of a general security agreement over all assets of the Company.

During the three months ended March 31, 2023, the terms of the agreement were amended to reduce the ABL facility to C$10M for use with its bus orders. The facility was due to initially expire on February 16, 2024, and the Company received a 60 day extension during the three months ended March 31, 2024 and the facility was to expire on April 16, 2024. Subsequent to March 31, 2024, the Company received a further extension with the facility set to be renewed, at the discretion of the lender, on July 16, 2024. The facility may be renewed on a yearly basis at the discretion of the lender.

As at March 31, 2024, the Company had drawn $738 on this facility (December 31, 2023: $nil). Per the terms of the ABL credit facility, the Company must maintain a consolidated 12-month rolling fixed charge coverage ratio if the Company borrows over 75% of the available facility. As at March 31, 2024, the Company has not borrowed over 75% of its availability.

During the three months ended March 31, 2023, the Company obtained $30M in credit commitments from Royal Bank of Canada and Export Development Canada to fund production of the Company’s VMC 1200 class 3 electric trucks. The credit facility can be used for 100% of eligible production costs on the trucks, excluding labor and overhead from the Company’s assembly plants. The facility was due to initially expire on February 16, 2024, and the Company received a 60 day extension during the three months ended March 31, 2024 and the facility was to expire on April 16, 2024. Subsequent to March 31, 2024, the Company received a further extension with the facility set to be renewed, at the discretion of the lender, on July 16, 2024. The facility may be renewed on a yearly basis at the discretion of the lender.

The facility has an interest rate of prime plus 2% and will be secured by existing assets of the Company.

As at March 31, 2024, the Company had drawn $17,255 on this facility (December 31, 2023: $15,976). Per the terms of the credit facility, the Company must maintain minimum earnings before interest, taxes, depreciation, and amortization (EBITDA) target and certain production targets. The facility is repaid as payments for units are received.

Both facilities are under one agreement and this agreement was amended in September and December of 2023 to amend the covenants. As at March 31, 2024, the Company is in compliance with all amended covenants.